POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI and ROBERT A. BENTON, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of December,  2002.

/s/ Candace King Weir

Candace King Weir

President and Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Candace King Weir, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December, 2002.

/s/ Robert A. Benton

Robert A. Benton

Treasurer

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert A. Benton, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT A. BENTON, her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of December, 2002.

/s/ Mae Cavoli

Mae Cavoli

Secretary

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Mae Cavoli,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI and ROBERT A. BENTON and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December, 2002.

/s/ M. Bruce Cohen

M. Bruce Cohen

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared M. Bruce Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI and ROBERT A. BENTON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December,  2002.

/s/ Lewis M. Golub

Lewis M. Golub

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Lewis M. Golub, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI and ROBERT A. BENTON, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 19th day of December, 2002.

ATTEST:

PARADIGM FUNDS

By: /s/ Robert A. Benton

By: /s/ Candace King Weir

Robert A. Benton, Treasurer

Candace King Weir, President

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Candace King Weir, President and Robert A. Benton, Treasurer, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11 day of December, 2002.

/s/ Lucinda G. Listing

Notary Public

My commission expires:

LUCINA G. LISTING

Notary Public, State of New York

No. 01LI4840528

Qualified in Rensselaer County

Commission Expires December 31, 2003

CERTIFICATE

The undersigned, Secretary of Paradigm Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 5, 2002, and is in full force and effect:

"WHEREAS, Paradigm Funds, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MAE CAVOLI and ROBERT A. BENTON, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  December 5, 2002

/s/ Mae A. Cavoli

MAE CAVOLI, Secretary

Paradigm Funds